                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             FORM 8-K CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): JANUARY 25, 2002
                                                         ----------------



                               BRM HOLDINGS, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     0-25372                 52-1906050
          --------                     -------                 ----------
      (State or Other                (Commission            (I.R.S. Employer
Jurisdiction of Incorporation)       File Number)          Identification No.)



                    P.O. BOX 710040, HERNDON, VIRGINIA 20171
                    ----------------------------------------
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (703) 860-5390
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

        BRM Holdings, Inc. (the "Company"), formerly known as US Office Products Company, is filing herewith the Monthly Operating Report of the Debtors for the period November 25, 2001 through December 28, 2001 (the "Monthly Operating Report"). The Company filed this Monthly Operating Report with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") on January 25, 2002 in connection with the Company's proceeding under Chapter 11 of the United States Bankruptcy Code, Case No. 01-00646-PJW. This Monthly Operating Report covers the period through the effective date of the Company's Plan of Reorganization, and is the last Monthly Operating Report that the Company will file with the Bankruptcy Court.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b)  Not Applicable.

        (c) The following exhibit is filed herewith:

            99 Monthly Operating Report for the period November 25, 2001 through December 28, 2001*

        * The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.













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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BRM HOLDINGS, INC.


Date: February 6, 2002                 By:  /s/ Kevin J. Thimjon
                                           ------------------------------
                                           Kevin J. Thimjon
                                           Chief Restructuring Officer














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                                  EXHIBIT INDEX


 Exhibit
 Number         Description of Exhibit
---------       ----------------------------------------------------------------
   99           Monthly Operating Report for the period November 25, 2001
                through December 28, 2001*


        * The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.



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